                                                                  EXHIBIT (99-2)


                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.

                               -----------------

                                   FORM 11-K

                               -----------------


                                 ANNUAL REPORT



                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995


                               -----------------

                            SONOCO PRODUCTS COMPANY
                      1983 KEY EMPLOYEE STOCK OPTION PLAN

                                      AND

                            SONOCO PRODUCTS COMPANY
                          1991 KEY EMPLOYEE STOCK PLAN




                            SONOCO PRODUCTS COMPANY

                              NORTH SECOND STREET

                        HARTSVILLE, SOUTH CAROLINA 29550

                                                                  EXHIBIT (99-2)

                            SONOCO PRODUCTS COMPANY

                         KEY EMPLOYEE STOCK OPTION PLAN


                                 --------------



The Consolidated Financial Statements and Notes to Consolidated Financial Statements of Sonoco Products Company represent the financial statements of the Plans and are hereby incorporated by reference in this Form 11-K Annual Report.